UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 9, 2015 (March 9, 2015)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (514) 744-6792

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In connection with its proposed acquisition of Salix Pharmaceuticals, Ltd., Valeant Pharmaceuticals International, Inc. (the “Company”) intends to enter into certain financing transactions (the “Financing Transactions”). In connection with the Financing Transactions, a meeting is scheduled between senior officers of the Company and its lenders to be held on March 9, 2015. In connection with these efforts, the Company will be making a slide presentation to prospective lenders (the “Lender Presentation Slides”). Certain of the Lender Presentation Slides are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Lender Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: March 9, 2015	By:	/s/ Howard B. Schiller
Howard B. Schiller Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lender Presentation Slides.